SSgA FUNDS

SUPPLEMENT DATED JANUARY 25, 2008
TO
PROSPECTUS DATED DECEMBER 18, 2007

SSgA YIELD PLUS FUND

SSgA HIGH YIELD BOND FUND

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND

SSgA INTERNATIONAL STOCK SELECTION FUND

Shareholders of the SSgA Funds are hereby notified that effective January 25, 2008, the following portfolio management team changes take effect, and disclosure appearing under the Prospectus heading “Portfolio Management” is hereby revised.

SSgA Yield Plus Fund.  Frank Gianatasio and Robert Pickett will no longer serve as portfolio managers for the Fund and accordingly biographical information appearing on page 43 of the Prospectus is hereby replaced with the following:

•      Brett Wander, CFA. Brett is the Senior Managing Director, Global Head of Active Fixed Income and Alpha Strategies and a Principal of SSgA FM.  He joined SSgA in 2008 and is responsible for Government, Liquid Products, Structured Products, Global, Municipal, and Liability Driven Fixed Income Investment strategies.  Prior to SSgA, Brett’s previous experience includes his role as Director of Alpha Strategies at Loomis Sayles, and Managing Director of Market-based strategies at State Street Research.  Brett has a Bachelor of Science degree in engineering from UCLA and an MBA from the University of Chicago.

•      Brian Kinney. Brian is a Vice President of SSgA, a portfolio manager for the Fixed Income group and a Principal of SSgA FM. Brian joined SSgA in 2003 and is the head of the Mortgage Backed Securities (“MBS”) Group.  In addition to being responsible for implementing active MBS strategies, Brian is co-lead of the Liquid Products team invests in US Treasuries, TIPS and interest rate swaps.   Brian worked at Fidelity Investments for eight years as a mortgage backed and municipal bond trader.  Brian graduated from Fairfield University with a Bachelor of Arts degree and received an MBA from Boston College.

SSgA High Yield Bond Fund.  Jeffrey Megar will remain on the team but no longer serves as a portfolio manager for the day to day operations for the Fund, and accordingly biographical information appearing on page 44 of the Prospectus is hereby replaced with the following:

•      William Cunningham. Bill is a Senior Managing Director of SSgA, the global head of Fixed Income Research, Credit Strategies, and Structured Products and a Principal of SSgA FM.  Bill joined SSgA in 2008 and has nearly 25 years of experience in the finance and investment industries.  In 2006, he led the fixed income research and built the fixed income broker-dealer operation for State Street Global Markets, LLC.  Before this, Bill ran a small independent research firm.  Bill graduated from Brown University with a Bachelor of Science in Applied Math and Economics and holds an MBA in Finance from Columbia University.

SSgA International Growth Opportunities Fund.  Ivka Kalus-Bystricky will no longer serve as a portfolio manager for the Fund and accordingly biographical information appearing on page 46 of the Prospectus is hereby replaced with the following:

•      Matthew McPhee. Matthew is a Vice President of SSgA, head of Global Fundamental Strategies and a Principal of SSgA FM.  He is responsible for an extensive range of fundamental investment strategies in the US, EAFE and various global mandates. Prior to his current responsibilities, Matthew was a Senior Portfolio Manager in SSgA’s Global Active Equity group where he was responsible for product development and portfolio management across the quantitative international active equity strategies. Matthew has over 20 years experience in fundamental research and investment management. Before joining SSgA in 2004, Matthew worked in Australia with AMP Capital Investors as Senior Portfolio Manager and Analyst.  Matthew holds a Bachelor of Economics degree from University of Sydney.

SSgA International Stock Selection Fund.  Information appearing on page 46 of the Prospectus is hereby revised to include an additional portfolio manager of the Fund:

•      Didier Rosenfeld, CFA. Didier is a Vice President of SSgA and Principal of SSgA FM.  He joined the firm in 2000 and leads SSgA’s Global Quantitative Active Equity Team.  Didier received his MBA from Northeastern University and a Masters in Management with honors from Rheims Graduate School of Management.

The remainder of the Prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSgA FUNDS

SUPPLEMENT DATED JANUARY 25, 2008
TO
PROSPECTUS DATED DECEMBER 18, 2007

SSgA INTERNATIONAL STOCK SELECTION FUND
CLASS R SHARES

Shareholders of the SSgA International Stock Selection Fund are hereby notified that information on Page 19 under “Portfolio Management” if the Class R Shares Prospectus is hereby revised to include an additional portfolio manager of the Fund:

•      Didier Rosenfeld, CFA. Didier is a Vice President of SSgA and Principal of SSgA FM.  He joined the firm in 2000 and leads SSgA’s Global Quantitative Active Equity Team.  Didier received his MBA from Northeastern University and a Masters in Management with honors from Rheims Graduate School of Management.

The remainder of the Prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE